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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003


                            Enterasys Networks, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10228               04-2797263
(State of Other Jurisdiction         (Commission File         (IRS Employer
       Incorporation)                    Number)            Identification No.)

                                50 Minuteman Road

                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (978) 684-1000

                                 Not applicable

          (Former Name or Former Address, if changed since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS:

         99.1     Press Release, dated July 24, 2003

ITEM 9. REGULATION FD DISCLOSURE. (Information furnished pursuant to Item 12 "Results of Operations and Financial Condition").

         On July 24, Enterasys Networks, Inc. (the "Company") issued a press release reporting the Company's financial results for the second quarter of fiscal year 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report.

         The information being furnished under this Item 9 is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. This information, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.


Date:  July 24, 2003                        By: /s/ William K. O'Brien
                                                 --------------------------
                                                 William K. O'Brien
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release, dated July 24, 2003, reporting Registrant's financial results for the second quarter of fiscal 2003.


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